EXHIBIT 99.1

CERTIFICATION BY THE

CHIEF EXECUTIVE OFFICER RELATING TO A PERIODIC REPORT
CONTAINING FINANCIAL STATEMENTS

I, E. Leon Daniel, Chief Executive Officer, of Ivanhoe Energy Inc., hereby certify, pursuant to U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) the Company’s periodic report on Form 10-K for the year ended December 31, 2002 (the “Form 10-K”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and related interpretations; and

(b) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

* * *

By:	/s/ E. LEON DANIEL

E. Leon Daniel
Chief Executive Officer

Date: